SUMMARY PROSPECTUS

CoinShares Altcoins ETF
(Ticker: DIME)

October 3, 2025

CoinShares Altcoins ETF (the “Fund”), a series of Valkyrie ETF Trust II (the “Trust”), intends to list and principally trade its shares on The Nasdaq Stock Market LLC (the “Exchange”). Shares of the Fund may trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.”

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://coinshares.com/us/etf. You can also get this information at no cost by calling 1-800-617-0004 or by sending an email request to etf@coinshares.co. The Fund’s Prospectus and Statement of Additional Information, both dated October 3, 2025, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CoinShares Altcoins ETF

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Expense Waiver/Reimbursement(2)	(0.95)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.00%

1.Estimate based on the expenses the Fund expects to incur for the current fiscal year.

2.Pursuant to an agreement with the Fund, the Fund’s investment adviser, Valkyrie Funds LLC (the “Adviser”), has voluntarily agreed to waive its management fee for the Fund on assets under management up to $1 billion through September 30, 2026, unless earlier amended or terminated by the Trust’s Board of Trustees on behalf of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$0	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing its assets primarily in publicly listed investment vehicles available on specified regulated equity markets that offer diversified exposure to a basket of digital assets that are alternatives to bitcoin and ethereum (“Altcoins”) and exclusive of Stablecoins (as defined below). Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the securities of investment vehicles that offer exposure to the Altcoins that comprise the CoinShares-Compass Crypto Altcoin Index (the “Index”).

The Index is a diversified digital asset index which seeks to track the performance of a basket of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. “Layer 1 Digital Asset Protocols” refer to main blockchain networks, such as Solana, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. This is in contrast with “Layer 2 Digital Asset Protocols,” which operate on top of a Layer 1 Digital Asset Protocol to enhance scalability, speed, or functionality, but rely on the underlying Layer 1 network for security and final settlement. The Index is comprised of an equally weighted combination of the most representative and liquid Altcoins satisfying the Index’s eligibility requirements (the “Component Altcoins”). In order to obtain exposure to the Component Altcoins, the Fund will invest in the securities of: (i) exchange-traded products, exchange-traded notes (“ETNs”) or (ii) other exchange-traded pooled investment vehicles that are listed on registered U.S., Canadian, E.U., and U.K. securities exchanges that hold or are backed by such digital assets, are offered on a continuous basis, and are not registered nor required to be registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Altcoin ETPs”). The Fund expects that under normal circumstances it will invest in Altcoin ETPs to provide equally-weighted exposure to the Component Altcoins selected for inclusion in the Fund’s portfolio. As used in this Prospectus, the term Altcoins is exclusive of “Stablecoins,” which are digital assets designed to have a stable value over time as compared to typically volatile digital assets and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar.

The Fund will not invest directly in the Component Altcoins. In addition, because the Index is comprised of the Component Altcoins and the Fund will only invest in Altcoin ETPs under normal circumstances, the Fund cannot directly track the Index, and the Fund’s performance will be different than that of the Index.

The Index, which is administered by Compass Financial Technologies (the “Index Provider”) and rebalanced quarterly, selects its underlying constituents from a universe of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. The Index Provider is not affiliated with the Fund, Valkyrie Funds LLC (d/b/a CoinShares Valkyrie) (“CoinShares Valkyrie” or the “Adviser”), or Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”). On each day the Index is rebalanced (“Rebalancing Determination Date”), the Component Altcoins are established through the following steps:

1.Select eligible Altcoins (“Eligible Underlying Components”) that meet the following criteria set forth by the governing body of the Index Provider (the “Steering Committee”):

a.Must serve as an underlying asset of a physically backed exchange-traded product (“ETP”) or a derivative;

b.Must trade in USD and have a value that is not pegged to a fiat currency or fiat stablecoin;

c.Must have been traded on at least one eligible digital asset exchange (an “Eligible Exchange”) (as defined by the Steering Committee from time to time) for no less than three months;

d.Must not, in the sole discretion of the Steering Committee, be a digital asset focused on privacy (e.g., Monero; ZCash; etc.);

e.Must have no known security vulnerabilities, including critical bugs, undue exposure to 51% attacks, or other factors, as determined in the sole discretion of the Steering Committee;

f.Must be supported by eligible custodians and market makers (each as determined by the Steering Committee from time to time); and

g.Must have an existing Index Provider reference price available representing the Altcoin price.

2.From this universe, the Steering Committee selects the most representative and liquid Eligible Underlying Components for inclusion as Component Altcoins in the Index. There is no minimum or maximum number of Eligible Underlying Components that may be selected for inclusion.

3.The Component Altcoins are then equally weighted.

As of the date of this prospectus, the Index consisted of the following 10 Altcoins:

•Avalanche (AVAX)

•Aptos (APT)

•Cardano (ADA)

•Cosmos (ATOM)

•Near Protocol (NEAR)

•Polkadot (DOT)

•SEI (SEI)

•Solana (SOL)

•SUI (SUI)

•Toncoin (TON)

As noted above, the Index is rebalanced on a quarterly basis, so the Component Altcoins may vary from quarter to quarter and include Altcoins that were not part of the initial Index.

As of August 14, 2025, the Eligible Exchanges were:

•Bitstamp

•Bitfinex

•Coinbase

•Gemini

•Kraken

•LMAX

The Initial Index Altcoins.

Avalanche (AVAX)

Avalanche is a decentralized, open-source blockchain platform designed to support smart contracts (programs that automate agreements) and custom blockchain networks. It uses a consensus protocol to achieve high throughput and low latency, enabling the rapid settlement of transactions and the deployment of decentralized applications. Avalanche is compatible with the software made for Ethereum, facilitating interoperability with Ethereum-based applications.

AVAX has a hard-capped maximum supply of 720 million AVAX. At genesis, 360 million AVAX were minted and allocated across sales, founders, the foundation/ecosystem, and community programs pursuant to multi-year vesting schedules; the remaining 360 million AVAX are released over time as staking rewards to validators and delegators according to protocol parameters. All base fees on the X-, C-, and P-Chains and certain on-chain fees (for creating subnets, assets, and blockchains) are burned, permanently reducing supply; there is no fixed burn schedule, and the amount burned depends on network usage.

As of September 26, 2025, AVAX had approximately 457.28 million total supply outstanding and approximately 422.27 million circulating supply.

Aptos (APT)

Aptos is a blockchain developed with a focus on scalability, safety, and upgradeability. It utilizes the Move programming language, which is a secure, resource-oriented programming language originally developed by Meta for the Diem blockchain project and designed specifically for writing smart contracts and custom transaction logic on blockchains. APT supports high throughput and low-latency transactions by aiming to process many transactions quickly for various applications.

Aptos does not have a hard-capped maximum supply. At genesis, 1 billion APT was available, with 125 million APT available to support ecosystem projects, grants, and other community growth initiatives now and in the future for the Community category, 5,000,000 APT available initially to support the Aptos Foundation initiatives for the Foundation category, and 1/120 of the remaining tokens for the community and the Foundation are anticipated to unlock each month for the 10 years following launch. Aptos employs an inflationary model where new APT tokens are minted as rewards for network participants. This approach incentivizes validators and stakers to contribute to the network’s security and functionality. Investors and core contributors were subject to a four-year vesting schedule from mainnet launch. A portion of transaction fees are burned, introducing a deflationary aspect to the APT token economics, which can contribute to the token’s value over time.

As of September 26, 2025, APT had approximately 1.18 billion total supply outstanding and approximately 0.70 billion circulating supply.

Cardano (ADA)

Cardano is a decentralized, proof-of-stake blockchain platform that emphasizes academic research and peer-reviewed development. Built with a research-driven approach, Cardano aims to offer a secure and scalable platform for smart contracts and decentralized applications.

ADA has a hard-capped maximum supply of 45 billion ADA. At genesis, 31.11 billion ADA were minted and allocated across sales, founders, the foundation/ecosystem, and community programs.

The ADA token on Cardano’s network is primarily used for staking, where token holders can stake to validators operating on Cardano, fees, where decentralized applications can use ADA tokens to pay for transactions on Cardano’s network, and governance, where token holders who stake their ADA tokens will be able to participate in on-chain governance and vote on development proposals. The expansion rate of monetary expansion is currently set at 0.3%, which means that 0.3% of the reserve balance is released per epoch. That sets off an annual inflation of approximately 2.0%. Rate is non-linear; greater amounts of ADA are released during the first years of the network but will decrease over time. ADA does not have a burning mechanism, as the network has a fixed supply and no coin inflation.

As of September 26, 2025, ADA had approximately 44.99 billion total supply outstanding and approximately 35.80 billion circulating supply.

Cosmos (ATOM)

Cosmos is a decentralized network of independent blockchains designed to scale and interoperate with one another. It uses the Inter-Blockchain Communication protocol to enable communication across different blockchain networks. Its technology lets different chains send data and value across networks.

ATOM does not have a hard-capped maximum supply. The initial distribution of ATOM was structured to support the network’s development, growth, and decentralization with 5.08% of the total supply allocated to seed investors, 7.03% of the total supply allocated to strategic partners, and 67.9% allocated to public sales. Cosmos operates on a Proof of Stake (PoS) model where new ATOM tokens are created as staking rewards. This process is inherently inflationary as it increases the total supply of ATOM over time. The inflation rate is designed to encourage participation in the network’s security through staking. ATOM tokens are burned over time as a result of transaction activities, slashing in the case of improper acts by validators, and execution of certain governance proposals.

As of September 26, 2025, ATOM had approximately 469.68 million total supply outstanding and approximately 469.67 million circulating supply.

Near Protocol (NEAR)

Near Protocol is a blockchain designed to provide high-performance decentralized applications with fast, low transaction costs. It employs a sharded architecture (a system design where data or workloads are split into smaller, independent pieces called shards) and a developer-friendly environment to support scalability and usability.

NEAR does not have a hard-capped maximum supply. At genesis, 1 billion NEAR were minted and allocated across sales, founders, the foundation/ecosystem, and community programs. NEAR’s contract-based account model provides the flexibility that other chains only get from second layer components, allowing NEAR to consistently provide better native usability for developers, validators and end-users. NEAR launched its genesis (Phase 0) on April 22, 2020, became community-operated (Phase I) on September 24, 2020, and passed the decentralized vote to enable transfers on October 13, 2020 (Phase II). The vast majority of tokens are subject to linearly releasing lockups. These lockups are implemented as contract-based locks atop various accounts. Lockups are generally implemented in a linear, per-block fashion instead of in monthly chunks, though some might be implemented that way as well.

NEAR has an inflationary token supply model, with a 5 percent fixed annual inflation rate. From the newly issued tokens, 90 percent goes to validators as rewards for securing the network, while the remaining 10 percent is sent to the protocol treasury.

NEAR also implements a burning mechanism, where 70 percent of transaction fees are burned and permanently removed from the circulating supply. The remaining 30 percent is refunded to the contracts responsible for the transactions. This means that as the NEAR network grows in usage, the net issuance rate can become negative, creating a potential deflationary effect.

As of September 26, 2025, NEAR had approximately 1.27 billion total supply outstanding and approximately 1.24 billion circulating supply.

Polkadot (DOT)

Polkadot is a blockchain platform that enables interoperability between multiple specialized blockchains, known as parachains, which are secured by a shared relay chain. Polkadot’s architecture aims to facilitate scalability and secure cross-chain communication. DOT is used to connect parachains to the network.

On September 15, 2025, the DOT DAO announced that it had approved a hard-capped maximum supply of 2.1 billion after having no cap since inception. DOT is an inflationary token, which had previously set a fixed annual expansion of the token supply of 120,000,000 DOT, of which 15% goes to the treasury and 85% to stakers. The primary objective of inflation is to incentivize network participants through Nominated Proof of Stake (NPoS) and to grow the network through funding the on-chain treasury. The token inflation rate can be updated through on-chain governance based on thorough tokenomics research. DOT’s inflationary approach is deliberately paired with deflationary brakes. Any DOT left unspent in treasury proposals gets burned, and a portion can also be removed via “coretime” sales (the right to transact on Polkadot for a set period). Net inflation equals the 120 million new DOT minus whatever gets burned.

As of September 26, 2025, DOT had approximately 1.62 billion total supply outstanding and approximately 1.62 billion circulating supply.

SEI (SEI)

SEI is a blockchain designed for high performance trading applications, using a parallelized order matching engine to deliver low latency and high throughput for decentralized finance. Its native token, SEI, has a total supply of 10 billion SEI, a maximum supply of 10 billion SEI, and a circulating supply of approximately 6.12 billion as of September 2025.

SEI’s distribution includes approximately 20% allocated to the core development team and founders (subject to multi-year vesting with cliffs), 48% to the ecosystem reserve (including ecosystem incentives, grants, and community programs, with various vesting schedules), 20% to private sale investors (subject to vesting and lock-up periods), 9% to ongoing operations and development of the SEI network, and 3% to the launchpool (used for initial distribution on crypto exchanges. Vesting schedules typically include a 1-year cliff for team and investor allocations, followed by linear vesting over 2-3 years, while community and ecosystem allocations are released based on program milestones and network growth. SEI does not have a regular or automatic token burn mechanism as part of its core protocol; however, discretionary burns or fee-based burns may be implemented in the future, subject to governance decisions. As of September 2025, there is no ongoing scheduled burn.

Solana (SOL)

Solana is a high-performance blockchain platform known for fast transaction speeds and low fees. It uses Proof of History combined with Proof of Stake to achieve scalability and supports a wide range of decentralized applications and smart contracts.

SOL has no fixed maximum supply; issuance is inflationary with protocol burns offsetting a portion of emissions. As of September 2025, the total supply of SOL is approximately 610 million, with circulating supply of approximately 543 million (figures fluctuate due to ongoing issuance and fee burns).

New SOL is distributed via staking rewards to validators and delegators under a disinflationary schedule that began around 8% annual inflation and decays by 15% per year until reaching a long-term rate of about 1.5%. The protocol permanently burns a portion of transaction fees (historically 50%), reducing net supply growth over time.

SUI (SUI)

SUI is a blockchain built with the Move programming language and optimized for low latency, high throughput applications. It focuses on handling many actions at once without significant delay and contains features intended to support on chain assets and applications, particularly in gaming and social media.

The SUI token has a fixed maximum and total supply of 10 billion SUI (per the Sui Foundation). As of September 2025, approximately 3.56 billion SUI are in circulation. Of the total supply, roughly 50% is allocated to a community reserve (ecosystem grants, validator subsidies, and delegation programs), 20% to early contributors, 14% to investors, 10% to the Mysten Labs treasury, and 6% to community access/app testers, with non community allocations subject to multi year vesting and staged unlocks.

SUI is a proof of stake asset, meaning its staking rewards and ecosystem programs drive emissions into circulation over time. There is no protocol level, periodic burn schedule. Instead, SUI’s deflationary mechanisms are tied to its storage fund and transaction gas fees, which occur continuously with network activity.

Toncoin (TON)

TON runs on The Open Network, a blockchain initially developed by Telegram (a cloud-based instant messaging service). TON aims to support fast, scalable, and user friendly applications, including payments, NFTs, and decentralized services. The network uses a sharding mechanism to achieve high throughput.

As of September 2025, Toncoin has approximately 2.5 billion TON in circulating supply out of a total supply of approximately 5.1 billion TON. There is no fixed maximum supply.

The initial supply was broadly distributed to the public via on chain “TON Mining” smart contracts (a proof of work–style distribution) that concluded in 2022, after which ongoing issuance occurs through proof of stake validator rewards targeting low single digit annual inflation (commonly cited around 0.6%–2% and adjustable by governance). TON has an automatic, protocol-level burn mechanism, whereby the network burns 50% of all transaction and storage fees paid by users. This automatic, continuous burn reduces the total circulating supply.

Crypto Networks and Native Tokens

Crypto networks, also known as blockchain networks or digital asset protocols, are decentralized platforms designed to facilitate a wide range of applications and use cases. These networks enable peer-to-peer transactions, decentralized finance (“DeFi”), smart contract execution, digital identity management, supply chain tracking, and other applications that benefit from transparency, security, and the elimination of intermediaries. Each network is typically built to support specific functionalities, such as enabling programmable transactions, high-throughput payments, or specialized decentralized applications.

Native tokens are the foundational digital assets of crypto networks and serve several critical functions. They are used to pay transaction fees, incentivize network participants (such as validators or miners), and, in many cases, to participate in network governance. Native tokens are essential to the operation and security of their respective networks, as they align the interests of users, developers, and validators, and help secure the network through consensus mechanisms such as proof-of-stake or proof-of-work. Without the native token, the networks would lack the economic incentives necessary to maintain its decentralized and secure operation.

While speculation can influence the price of native tokens, several fundamental factors also drive their value. These include:

•Technical Design and Consensus Mechanism: The robustness, scalability, and security of the network’s architecture and consensus protocol (e.g., proof-of-stake, proof-of-work) can impact user and developer adoption.

•Network Activity and Adoption: Metrics such as the number of active users, developers, transactions, validators, and decentralized applications built on the network reflect the utility and demand for the network and its native token.

•Scalability and Performance: The network’s ability to process transactions efficiently, including transaction throughput, processing time, and time to finality, can enhance its attractiveness for various use cases.

•Ecosystem Development: The growth of the network’s ecosystem, including partnerships, integrations, and the development of new applications, can increase demand for the native token.

•Security and Decentralization: The degree of decentralization and the effectiveness of security measures (such as the distribution and participation of validators) are important for the long-term sustainability and trust in the network.

These factors, individually and collectively, contribute to the intrinsic value of native tokens beyond speculative trading, as they reflect the underlying utility, adoption, and resilience of a crypto network.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Component Altcoins Risk. The Trust invests in ETPs that invest in the Component Altcoins. Investments in these Component Altcoins involve a high degree of risk and are subject to a variety of unique and evolving risks that may adversely affect the value of the Fund’s shares. Each of these Altcoins is the native token of a distinct blockchain network, and the value of each token is highly dependent on the continued development, adoption, and security of its underlying protocol. The networks supporting these Altcoins are relatively new, rapidly evolving, and may be subject to significant technological, regulatory, and market uncertainties.

While the Fund does not invest directly in the Component Altcoins listed below, the Fund may obtain indirect exposure to certain of these assets through investments in ETPs that invest in such assets. Accordingly, the Fund’s performance and the value of its Shares may be adversely affected by the risks inherent to these Component Altcoins and their underlying networks. The following summarizes certain material risks associated with the Component Altcoins that are part of the initial Index:

•Avalanche (AVAX). Avalanche is based on a relatively new consensus mechanism, which may involve risks related to its long-term security, reliability, and adoption. Competition from other smart contract platforms, as well as regulatory developments affecting such platforms, could adversely impact the value of AVAX tokens, which are also subject to significant price volatility.

•Aptos (APT). Aptos is a relatively new blockchain network with limited operational history. Risks include uncertainty around the long-term viability of its technology, including the Move programming language, and the ecosystem’s ability to attract adoption. The APT token could face substantial price volatility, and the ecosystem’s development may adversely affect its performance.

•Cardano (ADA). Cardano’s development model, which phases in features over time, may delay adoption and limit utility. Additionally, the success of ADA depends on the continued development and acceptance of the Cardano ecosystem, and the token is subject to risks from market volatility, technological challenges, and regulatory scrutiny.

•Cosmos (ATOM). Cosmos relies on the adoption of its Inter-Blockchain Communication protocol and the broader growth of its ecosystem. Risks include limited network usage, technical challenges, and competition from other interoperability-focused platforms. The ATOM token may also be negatively impacted by regulatory actions affecting cross-chain protocols.

•Near Protocol (NEAR). NEAR faces competitive pressures from other scalable blockchain platforms and may experience technological or adoption setbacks. Sharding introduces additional complexity that may present security and reliability risks. The value of the NEAR token may be subject to significant volatility due to these factors and broader market trends.

•Polkadot (DOT). Polkadot’s architecture depends on the coordination and security of its parachain model, which introduces unique risks. Delays in upgrades, underperformance of parachain projects, or competition from other interoperability platforms may negatively affect DOT. Regulatory developments could also impact its adoption and utility.

•SEI (SEI). SEI’s reliance on decentralized finance trading activity means that its growth is closely tied to the adoption of decentralized exchanges and trading protocols. The SEI token may be affected by low network usage, technological vulnerabilities, or increased competition in the decentralized finance infrastructure space. Regulatory scrutiny of decentralized finance markets could also negatively impact the token’s value.

•Solana (SOL). Solana has faced periodic network outages and congestion, which may undermine its reliability and deter adoption. The SOL token is exposed to risks including centralization concerns, competition from other high-throughput platforms, and market volatility. Regulatory challenges surrounding network governance or smart contracts could also negatively affect token performance.

•SUI (SUI). SUI is an emerging blockchain, and therefore faces uncertainty regarding its network adoption, application development, and overall ecosystem maturity. The SUI token is subject to heightened volatility and potential liquidity constraints. Additionally, reliance on the Move programming language may pose technical and developer adoption risks.

•Toncoin (TON). Toncoin’s association with Telegram and prior regulatory challenges introduce reputational and legal risks. The project’s governance structure and development remain in flux, which may affect adoption. The TON token is subject to market volatility, competition from other blockchain platforms, and potential regulatory action.

Market Risk. Market risk is the risk that a particular security, or Shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their net asset value.

Exchange-Traded Products (“ETPs”) Risk. The Fund is subject to the risks as those associated with the direct ownership of the investments held or represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares) for a number of reasons. For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be exacerbated in less liquid markets. The value of an ETP may also differ from the valuation of its reference market due to changes in the issuer’s credit rating.

•Exchange-Traded Notes (“ETNs”) Risk. The Fund’s investments in cryptocurrency-linked instruments may include investments in ETPs such as ETFs and ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Blockchain Technology Risk. Blockchain technology is a new and relatively untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Currently, blockchain technology is primarily used for the recording of transactions in digital currency, which are extremely speculative, unregulated and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

Digital Asset Industry Risk. The digital asset industry has recently been subject to a number of high-profile regulatory events as well as the introduction of new products and services. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy, and the stablecoin TerraUSD collapsed. These events caused a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Thereafter, in November 2022, FTX Trading Ltd. (“FTX”), the third largest digital asset trading platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and numerous affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. In November 2023, FTX’s former CEO was convicted of fraud and money laundering. Similar charges related to violations of anti-money laundering laws were brought in November 2023 against Binance and its former CEO. FTX is also under investigation by the SEC, the Justice Department, and the Commodity Futures Trading Commission, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity, and regulatory and enforcement scrutiny has increased, including from the DOJ, the SEC, the CFTC, the White House and Congress. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023, for their alleged unregistered offer and sale of securities to retail investors. In October 2023, the New York Attorney General brought charges against Gemini, Genesis Global Capital and numerous affiliates of Genesis Global Capital, and Digital Currency Group alleging violations of law relating to the Gemini Earn program. In May 2024, the Bankruptcy Court of the Southern District of New York approved a settlement of the charges with the Genesis entities.

These events resulted in calls for heightened scrutiny and regulation of the digital asset industry, with a specific focus on digital asset trading platforms, and custodians. For example, in June 2023, the SEC brought charges against Binance (the “Binance Complaint”) and Coinbase (the “Coinbase Complaint”), two of the largest digital asset trading platforms, alleging that they solicited U.S. investors to buy, sell, and trade “crypto asset securities” through their unregistered trading platforms and operated unregistered securities exchanges, brokerages and clearing agencies. Binance subsequently announced that it would be suspending USD deposits and withdrawals on Binance.US and that it plans to delist its USD trading pairs. In addition, in November 2023, the SEC brought similar charges against Kraken (the “Kraken Complaint”), alleging that it operated as an unregistered securities exchange, brokerage and clearing agency. The Binance Complaint, the Coinbase Complaint and the Kraken Complaint led to further volatility in digital asset prices. In January 2025, the SEC launched the Crypto Task Force dedicated to developing a comprehensive and clear regulatory framework for digital assets led by Commissioner Hester Peirce. Subsequently, Commissioner Peirce announced a list of specific priorities to further that initiative, which included pursuing final rules related to a digital asset’s security status, a revised path to registered offerings and listings for digital asset-based investment vehicles, and clarity regarding digital asset custody, lending and staking. In February 2025, Coinbase and the SEC entered into a joint stipulation to dismiss the SEC’s lawsuit with prejudice, subject to the court’s approval. Kraken has also announced that it reached an agreement in principle with the SEC to dismiss the SEC’s lawsuit, subject to formal approval by the SEC’s Commissioners. In May 2025, the SEC voluntarily dismissed its lawsuit against Binance. Several other digital asset market participants have also announced that the SEC informed them that the SEC was terminating its investigation or enforcement action into their firm. The final outcome of these lawsuits (to the extent not yet dismissed), their effect on the broader digital asset ecosystem and the reputational impact on industry participants, remain uncertain.

A wide range of U.S. regulators, including the Federal Reserve Board, the SEC, the CFTC, FinCEN, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Bureau of Investigation, as well as the White House, have issued a growing number of reports and releases concerning digital assets and digital asset markets. In addition, the U.S. Congress has enacted and proposed a number of bills that will have significant impacts on the U.S. digital asset market. However, the extent and content of any forthcoming laws and regulations are not yet ascertainable with certainty, and it may not be ascertainable in the near future. It is possible that new laws and increased regulation and regulatory scrutiny may require the Fund to comply with certain regulatory regimes, which could result in new costs for the Fund. The Fund may have to devote increased time and attention to regulatory matters, which could increase costs to the Fund.

In 2025, Congress undertook significant legislative efforts to address the rapidly evolving landscape of digital assets and cryptocurrencies, culminating in the passage of two landmark bills: the Digital Asset Market Clarity Act of 2025 (the “CLARITY Act”) and the Guiding and Establishing National Innovation for U.S. Stablecoins Act (the “GENIUS Act”). These legislative actions represent the first comprehensive federal frameworks for the regulation of digital assets and stablecoins in the United States.

The CLARITY Act, which was passed by the House of Representatives but awaits consideration by the Senate, was designed to resolve longstanding regulatory uncertainty regarding the classification and oversight of digital assets. The CLARITY Act establishes a clear framework for distinguishing between digital assets that are securities, commodities, or payment stablecoins. It delineates the respective jurisdictions of the SEC and the CFTC, granting the CFTC exclusive authority over “digital commodities” and the SEC authority over “digital securities.” The CLARITY Act also introduces criteria for determining when a digital asset is sufficiently decentralized to be treated as a commodity rather than a security. In addition, the CLARITY Act imposes registration requirements and operational standards for digital asset intermediaries, including exchanges, brokers, and dealers. It mandates consumer protection measures, anti-money laundering (“AML”) and countering the financing of terrorism (“CFT”) compliance, and enhanced disclosure obligations. The Act aims to foster innovation while providing market participants with greater regulatory certainty and aligning U.S. policy with emerging international standards.

The GENIUS Act, signed into law in July 2025, establishes the first federal regulatory framework for the issuance and operation of payment stablecoins—digital assets designed to maintain a stable value relative to a fiat currency, such as the U.S. dollar. The GENIUS Act requires that all payment stablecoins be fully backed on a one-to-one basis by high-quality liquid assets, such as U.S. dollars or short-term U.S. Treasury securities, and subjects issuers to rigorous reserve, audit, and disclosure requirements.

While the CLARITY Act and the GENIUS Act represent significant progress toward a comprehensive regulatory regime for digital assets, substantial uncertainty remains regarding the implementation and interpretation of these new laws. The effectiveness of these frameworks will depend on subsequent rulemaking by federal and state regulators, interagency coordination, and the evolving approach to enforcement. Market participants may face transitional risks as regulatory standards are developed and applied, and there is potential for further legislative or regulatory changes as the digital asset ecosystem continues to evolve.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Fund, the Fund’s third-party service providers, or to the digital asset industry as a whole. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of the digital assets tracked by the Index, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

Digital Asset Competition Risk. Digital assets other than bitcoin or ether, commonly referred to as “alternative digital assets,” or “alt-coins”, generally lack the first-mover advantage, deep liquidity, and broad brand recognition enjoyed by bitcoin and, to a lesser extent, ether. As of August 20, 2025, ether was the second largest digital asset by market capitalization as tracked by CoinMarketCap.com. As of August 20, 2025, bitcoin and ether comprised approximately 59% of the total market capitalization of the digital asset ecosystem tracked by CoinMarketCap.com. Alternative digital assets tracked by CoinMarketCap.com had a total market capitalization of approximately $1,400 billion as of August 20, 2025. Each such asset competes directly and indirectly with every other digital asset for developer mindshare, institutional and retail adoption, network effects, exchange listings, liquidity, and ultimately market value. Because none of these alternative digital assets currently enjoys a dominant share of the market, incremental changes in perceived technological superiority, scalability, security, regulatory treatment, or utility can cause rapid, material shifts in user adoption, capital flows, and market price.

Layer 2 scaling solutions present an additional dimension of competitive risk. So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. For example, Polygon is a smart contract platform protocol built on top of the Ethereum blockchain; it is intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum network. Under this model, Ethereum functions as the base layer, or “Layer 1” blockchain. The Polygon protocol offers developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended. For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of DeFi dApps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. To the extent that an alternative digital asset network is viewed as an unreliable Layer 1 solution, or that other networks provide better speed, costs, efficiency and features than such alternative digital asset network, use of the alternative digital asset network as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, the network’s native alternative digital asset. In addition, DeFi dApps have been the frequent of numerous hacking and manipulation attempts, with some such attempts resulting in irreversible losses to their users. There is also considerable regulatory uncertainty regarding DeFi dApps status and compliance with a variety of legal regimes, including federal securities law, anti-money laundering laws, and federal and state money service business laws. To the extent that DeFi dApps continue to experience hacking events or adverse regulatory events, an alternative digital asset network’s value as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, the alternative digital asset.

Staked Digital Asset Risk. The Fund may invest in Altcoin ETPs that stake, or cause to be staked, a Component Altcoin. This subjects the Fund to the risks associated with staking activities. In exchange for staking a Component Altcoin, an Altcoin ETP expects to receive certain staking rewards. The amount of the Component Altcoin that an Altcoin ETP may receive as reward for its staking activity can vary significantly over time. Staking activity comes with a risk of loss of the Component Altcoin, including in the form of “slashing” penalties. Slashings occur when a validator attests to two different histories of the chain and penalties occur when a validator is offline for a prolonged period of time. In combination, they deter malicious validators from attacking blockchains and ensure consistent participation of validators to maintain network stability. Any penalties, slashing events, or other problems, such as cybersecurity attacks, security issues or hacks, could damage validators’ willingness to participate in validation of the Component Altcoin, discourage existing and future validators from serving as such, and adversely impact the Component Altcoin’s adoption or price. Additionally, as part of the “activating” and “exiting” processes of SOL staking, any staked SOL will be inaccessible for a period of time determined by a range of factors, resulting in certain liquidity risks. The limited liquidity during the “activation” or “exit” processes could dissuade potential validators from participating, which could interfere with the network operations or security of the Component Altcoin and cause the Component Altcoin network to be less attractive to users and application developers than competing digital asset networks, which could cause the price of the Component Altcoin to decrease. Any issues stemming from an Altcoin ETP’s staking of a Component Altcoin could adversely affect the value of the Shares.

Forked Digital Asset Risk. Digital asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a digital asset network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a digital asset networks running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and ether classic.

In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with the Component Altcoins, such competition could impact demand for the Component Altcoins and could adversely impact the value of the Shares.

Furthermore, a hard fork can lead to new security concerns. Replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.

A future fork in the digital asset network for a Component Altcoin could adversely affect the value of the Shares.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Non-U.S. Securities Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Index Provider Risk. The Fund seeks to provide exposure to the Component Altcoins comprising the Index, but will not seek to track the Index itself. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-

U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units (as defined herein), and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Volatility Risk. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://coinshares.com/us/etf/dime/.

Management

Investment Adviser
Valkyrie Funds LLC (d/b/a CoinShares Valkyrie)

Investment Sub-Adviser
Vident Advisory, LLC (d/b/a Vident Asset Management)

Portfolio Managers
The following persons serve as portfolio managers of the Fund.

•Bill Cannon, ETF Portfolio Manager at CoinShares Valkyrie.

•Austin Wen, CFA, Senior Portfolio Manager of Vident.

•Devin Ryder, CFA, Senior Portfolio Manager of Vident.

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in September 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at https://coinshares.com/us/etf/dime/.

Tax Information

The Fund’s distributions will generally be taxable as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), CoinShares Valkyrie and ALPS Distributors, Inc. (the “Distributor”), the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.